EQUITY INVESTMENTS	12 Months Ended
Dec. 31, 2011
EQUITY INVESTMENTS
EQUITY INVESTMENTS

7. EQUITY INVESTMENTS

        The following sets forth the changes in the Group's equity investments:

	Xiamen	Xian	Fund Management Partnership	Total
Balance as of December 31, 2009	524	356	—	880
Investments	—	—	6,535	6,535
Disposal	(600)	—	—	(600)
Share of associates' income (losses)	76	(80)	(601)	(605)

Balance as of December 31, 2010	—	276	5,934	6,210

Investments	—	—	1,890	1,890
Share of associates' (losses) income	—	(82)	2,577	2,495

Balance as of December 31, 2011	—	194	10,401	10,595

        On July 21, 2010, TianRe Co. Ltd. was established with 65% of its equity interests owned by the Company. The remaining 25% and 10% equity interests were owned by Everising and Mr. Kevin Yung respectively. TianRe Co. Ltd. is the general partner of Fund Management Partnership, a limited partnership established on August 11, 2010. The Company, through its subsidiary, is also a 64.35% limited partner in the Fund Management Partnership, while Everising and Mr. Kevin Yung were 24.75% and 9.9% limited partners, respectively. The partners in the Fund Management Partnership have invested a total of RMB10 million in the partnership; of this RMB10.0 million, the Company's investment amounted to RMB6.5 million.

        On August 19, 2010, TianRe Fund I was established with the Fund Management Partnership as the general partner holding 5.52% in TianRe Fund I and certain third party limited partners holding the remaining 94.48% interest. On October 22, 2010, the Fund Management Partnership invested RMB10.0 million in TianRe Fund I. TianRe Fund I has also raised RMB171.1 million from third party individual investors as limited partners through collaboration with a state-owned bank. TianRe Fund I has a term of two and half years with a one year additional extension.

        Fund Management Partnership does not have to be consolidated by the Company under either the VIE model, because Fund Management Partnership does not possess all the characteristics to be a VIE, or the voting interest model because the limited partners have substantive participating rights. The Company uses the equity method to account for its investment in Fund Management Partnership.

        In November 2010, TianRe Fund I and MMC BJ entered into an entrusted loan agreement whereby MMC BJ agreed to provide TianRe Fund I with a RMB30.0 million loan with an annual interest rate of 14%. The loan was made subsequent to year-end, in January 2011. In December 2010, TianRe Fund I agreed to provide a bridge loan to a real-estate developer, which amounted to RMB211.1 million. This loan was also made in January 2011, and was secured by a completed commercial property as collateral from the real-estate developer. This loan was fully repaid in December 2011.

        On November 15, 2011, Mr. Kevin Yung, TianRe Co. Ltd. and Everising Investment Management Company Ltd. entered into a share purchase agreement whereby Mr. Kevin Yung transferred his 10% stake in TianRe Co. Ltd. and 9.9% stake in Fund Management Partnership to IFM BJ Inv for total consideration of RMB1.9 million, which is considered fair value as it is determined based upon the present value of the estimated future earnings generated by the companies. This was accounted for as equity investment and recorded at its fair value.

        As of December 31, 2011, the company owned 75% of the equity interests of TianRe Co., Ltd. and the remaining 25% equity interests were owned by Everising. The Company's wholly-owned subsidiary, IFM BJ Inv is a 75% limited partner in the Fund Management Partnership, with Everising as the other limited partner holding the remaining 25% equity interest.